February 13, 2008

DREYFUS PREMIER ENTERPRISE FUND (A SERIES OF DREYFUS PREMIER OPPORTUNITY FUNDS)

Supplement to Statement of Additional Information dated February 1, 2008

The following information supplements the information contained in the section of the Fund’s Statement of Additional Information entitled “Description of the Company and Funds – Certain Portfolio Securities”:

Blank Check Companies. (Dreyfus Premier Enterprise Fund only) The Fund may invest in “specified purpose acquisition companies” (or “SPACs”), which also may be known as “blank check companies.” SPACs are public companies formed for the purpose of financing acquisitions. SPACs have no other line of business and typically have no operating history. The Fund ordinarily would make an investment in a SPAC based on the Manager’s assessment of the ability of the SPAC’s sponsors to raise capital and complete successful transactions, rather than in contemplation of specific acquisitions. If the SPAC fails to raise sufficient capital or successfully complete acquisitions, it may liquidate and return remaining capital to its investors, which may be expected to be less than the amount invested. If the SPAC succeeds in completing transactions, the value of the Fund’s investment would depend on the success of the acquisitions made by the SPAC.